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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JULY 27, 2005

                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)



            Nevada                      002-41703                 90-0156146
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



 100 Allentown Parkway, Suite 110, Allen, Texas                    75002
    (Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number, including area code: (972) 747-1206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information set forth in Item 2.01 below is hereby incorporated by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On July 20, 2005, The X-Change Corporation (the "Company") acquired all of the outstanding shares (the "Acquisition") of AirGate Technologies, Inc. ("AirGate"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") between Michael L. Sheriff and the Company as announced in the attached press release dated July 28, 2005. A copy of the Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. AirGATE provides leading-edge wireless technologies. In December 2004, AirGATE Technologies, Inc. received a purchase order from a Fortune 1000 technology company with interests in the oil and gas industry for a development project utilizing radio frequency technology. Phase I is complete and the customer and AirGATE are evaluating the results, and expect to launch Phase II in the near future. AirGATE and its customer have filed two patent applications based on the system and its technology.

         As consideration for the Acquisition, the Company issued 10,000,000 shares of its common stock, par value $.001 per share, to Michael L. Sheriff. Following the Acquisition, the Company will have 24,922,000 shares of its common stock issued and outstanding.

         The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1, and is incorporated herein by reference. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Upon the closing of the transactions contemplated by the Stock Purchase Agreement, Charles Stidham resigned each of his positions as Chief Executive Officer and director of the Company and Dean Elliot resigned his position as President of the Company. A copy of Mr. Stidham's resignation letter is attached to this Current Report as Exhibit 99.2 and is hereby incorporated by reference to this Item 5.02. Immediately thereafter the Acquisition, Michael L. Sheriff was appointed as Chairman and Chief Executive Officer of the Company.

ITEM 7.01 REGULATION FD DISCLOSURE.

         A copy of the press release announcing the Acquisition is attached as
Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         No financial statements are being filed with this report. Financial statements required to be filed as exhibits to this report will be filed by amendment not later than seventy-one (71) days after the date that the initial report on Form 8-K must be filed.


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(b)      Pro Forma Financial Information

         No pro forma financial information is being filed with this report. The pro forma financial information required to be filed as an exhibit to this report will be filed by amendment not later than seventy-one (71) days after the date that the initial report on Form 8-K must be filed.

(c)      Exhibits

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

10.1 Stock Purchase Agreement, dated as of July 20, 2005, between the Company and Michael L. Sheriff.

99.1 Press Release issued by the Company on July 28, 2005 furnished pursuant to Item 7.01 of this Form 8-K.

99.2 Letter of Resignation from Charles Stidham to the Company dated as of July 20, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           THE X-CHANGE CORPORATION

                                           By: /s/ Michael L. Sheriff
                                               ---------------------------------
                                           Michael L. Sheriff
                                           President and Chief Executive Officer



Date:  July 27, 2005


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

10.1 Stock Purchase Agreement, dated as of July 20, 2005, between the Company and Michael L. Sheriff.

99.1 Press Release issued by the Company on July 28, 2005 furnished pursuant to Item 7.01 of this Form 8-K.

99.2 Letter of Resignation from Charles Stidham to the Company dated as of July 20, 2005.


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